Exhibit 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

                        Available; 30yr Low Fico; '; '; '
================================================================================

Pool Summary                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Conforming                                       114    $17,850,400.00    58.17%
Non-Conforming                                    31     12,834,643.00    41.83
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Adjusted Balance: $30,685,043.46
Data as of Date: 2004-06-01
GROSS WAC: 6.6199%
NET WAC: 6.349%
% SF/PUD: 81.42%
% FULL/ALT: 8.14%
% CASHOUT: 19.61%
% PURCHASE: 91.07%
% INVESTOR: 0.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 74.50%
% FICO > 679: 28.90%
% NO FICO: 2.30%
WA FICO: 666
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 18.79%
Latest Maturity Date: 20340501
Loans with Prepay Penalties: 0.00%

Product Type                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
30 YR FXD                                        145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Original Balance                               COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                 4       $160,905.00     0.52%
$50,000.01 - $100,000.00                          22      1,607,083.00     5.24
$100,000.01 - $150,000.00                         35      4,287,510.00    13.97
$150,000.01 - $200,000.00                         26      4,499,105.00    14.66
$200,000.01 - $250,000.00                         12      2,629,933.00     8.57
$250,000.01 - $300,000.00                         10      2,767,301.00     9.02
$300,000.01 - $350,000.00                         10      3,219,846.00    10.49
$350,000.01 - $400,000.00                          9      3,302,873.00    10.76
$400,000.01 - $450,000.00                          4      1,681,838.00     5.48
$450,000.01 - $500,000.00                          9      4,322,975.00    14.09
$500,000.01 - $550,000.00                          2      1,021,938.00     3.33
$550,000.01 - $600,000.00                          2      1,183,736.00     3.86
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: $25,000.00
Maximum: $600,000.00
Average: $212,287.19

Unpaid Balance                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                 4       $160,905.00     0.52%
$50,000.01 - $100,000.00                          22      1,607,083.00     5.24
$100,000.01 - $150,000.00                         35      4,287,510.00    13.97
$150,000.01 - $200,000.00                         26      4,499,105.00    14.66
$200,000.01 - $250,000.00                         12      2,629,933.00     8.57
$250,000.01 - $300,000.00                         11      3,066,931.00     9.99
$300,000.01 - $350,000.00                          9      2,920,216.00     9.52
$350,000.01 - $400,000.00                         10      3,702,446.00    12.07
$400,000.01 - $450,000.00                          3      1,282,264.00     4.18
$450,000.01 - $500,000.00                          9      4,322,975.00    14.09
$500,000.01 - $550,000.00                          2      1,021,938.00     3.33
$550,000.01 - $600,000.00                          2      1,183,736.00     3.86
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Gross Rate                                     COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.251% - 6.500%                                   71    $15,116,559.00    49.26%
6.501% - 6.750%                                   58     12,217,825.00    39.82
6.751% - 7.000%                                   11      2,438,240.00     7.95
7.001% - 7.250%                                    4        838,137.00     2.73
7.501% - 7.750%                                    1         74,282.00     0.24
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 6.450%
Maximum: 7.625%
Weighted Average: 6.620%

Net Rate                                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.001% - 6.250%                                   77    $16,102,046.00    52.48%
6.251% - 6.500%                                   57     12,298,336.00    40.08
6.501% - 6.750%                                    8      1,703,075.00     5.55
6.751% - 7.000%                                    2        507,305.00     1.65
7.251% - 7.500%                                    1         74,282.00     0.24
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 6.200%
Maximum: 7.375%
Weighted Average: 6.349%

Original Term to Maturity                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
360 - 360                                        145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
301 - 359                                        145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 351
Maximum: 359
Weighted Average: 356


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 09:51                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                        Available; 30yr Low Fico; '; '; '
================================================================================

Seasoning                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
1 - 1                                              5       $675,610.00     2.20%
2 - 2                                             16      4,359,217.00    14.21
3 - 3                                             48     10,339,399.00    33.70
4 - 4                                             36      7,818,263.00    25.48
5 - 5                                             28      5,087,743.00    16.58
6 - 6                                              5        947,581.00     3.09
7 - 12                                             7      1,457,231.00     4.75
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 1
Maximum: 9
Weighted Average: 4

FICO Scores                                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0 - 0                                              4       $704,347.00     2.30%
580 - 589                                          1        159,860.00     0.52
600 - 609                                          2        284,382.00     0.93
610 - 619                                          6      1,433,193.00     4.67
620 - 629                                          4        922,218.00     3.01
630 - 639                                          8      1,602,294.00     5.22
640 - 649                                          7      1,914,995.00     6.24
650 - 659                                         13      3,482,084.00    11.35
660 - 669                                         25      4,960,508.00    16.17
670 - 679                                         27      6,353,882.00    20.71
680 - 689                                         20      3,645,023.00    11.88
690 - 699                                         17      3,499,534.00    11.40
700 - 709                                         11      1,722,725.00     5.61
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0
Maximum: 700
Weighted Average: 666

Loan To Value Ratio                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
20.001% - 25.000%                                  1        $48,368.00     0.16%
25.001% - 30.000%                                  1         77,859.00     0.25
30.001% - 35.000%                                  1         24,416.00     0.08
35.001% - 40.000%                                  2        186,287.00     0.61
45.001% - 50.000%                                  3        759,670.00     2.48
50.001% - 55.000%                                  3        430,876.00     1.40
55.001% - 60.000%                                  5      1,020,884.00     3.33
60.001% - 65.000%                                  8      1,887,947.00     6.15
65.001% - 70.000%                                 14      3,002,544.00     9.79
70.001% - 75.000%                                 17      4,308,198.00    14.04
75.001% - 80.000%                                 83     17,716,573.00    57.74
80.001% - 85.000%                                  6      1,061,563.00     3.46
95.001% - 100.000%                                 1        159,860.00     0.52
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 20.21%
Maximum: 100.00%
Weighted Average: 74.50%

Combined Loan To Value Ratio                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
20.001% - 25.000%                                  1        $48,368.00     0.16%
30.001% - 35.000%                                  1         24,416.00     0.08
35.001% - 40.000%                                  2        186,287.00     0.61
45.001% - 50.000%                                  3        759,670.00     2.48
50.001% - 55.000%                                  4        650,074.00     2.12
55.001% - 60.000%                                  4        801,686.00     2.61
60.001% - 65.000%                                  7      1,401,277.00     4.57
65.001% - 70.000%                                 13      2,905,559.00     9.47
70.001% - 75.000%                                 17      3,875,191.00    12.63
75.001% - 80.000%                                 78     16,937,015.00    55.20
80.001% - 85.000%                                  6      1,061,563.00     3.46
85.001% - 90.000%                                  1        510,867.00     1.66
90.001% - 95.000%                                  3        739,227.00     2.41
95.001% - 100.000%                                 5        783,845.00     2.55
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 20.21%
Maximum: 100.00%
Weighted Average: 75.81%

DTI                                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
<= 0.000%                                        103    $21,593,149.00    70.37%
6.001% - 11.000%                                   1        187,487.00     0.61
16.001% - 21.000%                                  1        388,312.00     1.27
21.001% - 26.000%                                  2        215,784.00     0.70
26.001% - 31.000%                                  6      1,378,043.00     4.49
31.001% - 36.000%                                  5      1,645,773.00     5.36
36.001% - 41.000%                                 12      2,811,192.00     9.16
41.001% - 46.000%                                  6      1,171,384.00     3.82
46.001% - 51.000%                                  5        638,102.00     2.08
51.001% - 56.000%                                  2        359,747.00     1.17
56.001% - 61.000%                                  1        116,382.00     0.38
61.001% - 66.000%                                  1        179,689.00     0.59
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0.000%
Maximum: 64.390%
Weighted Average: 37.048%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 09:51                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                        Available; 30yr Low Fico; '; '; '
================================================================================

Geographic Concentration                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
CA                                                24     $5,765,207.00    18.79%
NY                                                18      4,925,626.00    16.05
FL                                                21      3,573,079.00    11.64
NJ                                                11      2,589,240.00     8.44
MD                                                 4      1,489,049.00     4.85
GA                                                 6      1,265,610.00     4.12
MA                                                 3      1,041,078.00     3.39
WA                                                 5      1,039,136.00     3.39
AZ                                                 8        988,748.00     3.22
MI                                                 2        850,157.00     2.77
VA                                                 3        786,925.00     2.56
OH                                                 4        781,838.00     2.55
MN                                                 3        714,968.00     2.33
IL                                                 3        670,164.00     2.18
PA                                                 4        604,664.00     1.97
TX                                                 5        536,669.00     1.75
ME                                                 1        486,670.00     1.59
NH                                                 3        476,136.00     1.55
NM                                                 1        429,255.00     1.40
WI                                                 2        398,307.00     1.30
IN                                                 2        230,711.00     0.75
MO                                                 2        205,110.00     0.67
KS                                                 1        141,604.00     0.46
NC                                                 2        140,674.00     0.46
OK                                                 1        118,989.00     0.39
UT                                                 1        117,580.00     0.38
SC                                                 1        104,814.00     0.34
LA                                                 1         55,867.00     0.18
OR                                                 1         54,950.00     0.18
ID                                                 1         53,850.00     0.18
VT                                                 1         48,368.00     0.16
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

North-South CA                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
States Not CA                                    121    $24,919,836.00    81.21%
South CA                                          21      4,778,535.00    15.57
North CA                                           3        986,672.00     3.22
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Zip Code Concentration                         COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
33042                                              1       $598,912.00     1.95%
20874                                              1        584,824.00     1.91
11426                                              1        511,072.00     1.67
91311                                              1        510,867.00     1.66
10801                                              1        499,570.00     1.63
Other                                            140     27,979,800.00    91.18
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Loan Purpose                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Purchase                                          77    $16,141,135.00    52.60%
Rate & Term Refi                                  39      8,527,376.00    27.79
Cash Out Refi                                     29      6,016,533.00    19.61
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Cashout Indicator                              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No                                               116    $24,668,511.00    80.39%
Yes                                               29      6,016,533.00    19.61
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Document Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No Income No Asset                                36     $6,591,398.00    21.48%
No Doc                                            30      5,715,621.00    18.63
No Ratio                                          10      3,391,906.00    11.05
No Income No Appraisal                             7      3,166,356.00    10.32
Reduced                                            8      3,052,333.00     9.95
Full                                              15      2,243,670.00     7.31
Stated Doc                                         7      1,887,459.00     6.15
Stated Income Full Asset                           7      1,266,765.00     4.13
No Income Verified                                10      1,259,868.00     4.11
DL                                                 6        855,299.00     2.79
Limited Income Full Asset                          3        626,728.00     2.04
Asset Only                                         3        267,823.00     0.87
Alternate                                          1        255,547.00     0.83
Easy Doc                                           2        104,271.00     0.34
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Property Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Single Family                                     92    $20,612,871.00    67.18%
Pud                                               22      4,371,798.00    14.25
Low Rise Condo (2-4 floors)                       17      2,514,857.00     8.20
Two Family                                         9      2,253,115.00     7.34
Four Family                                        2        520,003.00     1.69
Coop                                               2        305,968.00     1.00
Condomimium                                        1        106,432.00     0.35
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Occupancy                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Owner Occupied                                   126    $27,945,762.00    91.07%
Second Home                                       19      2,739,282.00     8.93
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Prepayment Penalty (Months)                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0.000                                            145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
wa Term: 0.000

Balloon Flag                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Not a Balloon Loan                               142    $30,049,149.00    97.93%
                                                   3        635,895.00     2.07
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%

Lien Position                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
1                                                145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 09:51                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                        Available; 30yr Low Fico; '; '; '
================================================================================

Mortgage Ins.                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
AMIC                                               1       $105,821.00     0.34%
MGIC                                               1        162,068.00     0.53
PMI Mortgage Insurance                             3        734,174.00     2.39
United Guaranty                                    2        219,360.00     0.71
LTV <=80                                         138     29,463,621.00    96.02
--------------------------------------------   -----   ---------------   ------
Total:                                           145    $30,685,043.00   100.00%
--------------------------------------------   -----   ---------------   ------
% LTV > 80 NO MI: 0.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 09:51                    Page 4 of 4